SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549

                             FORM 8-K

                          CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                               1934

Date of Report (Date of earliest event reported):  February 27, 1998

                  LANCIT MEDIA ENTERTAINMENT, LTD.
       (Exact name of registrant as specified in its charter)


          New York                 0-23414              13-3019470
        ------------           ---------------        --------------
(State or other jurisdiction     (Commission         (I.R.S. Employer
    of incorporation)            File Number)       Identification No.)


      601 West 50th St., New York, NY                 10019
      ------------------------------------        -------------
    (Address of principal executive offices)        (Zip Code)


 Registrant's telephone number, including area code:  (212) 977-9100
                                                      ---------------

ITEM 5. OTHER EVENTS

     On February 27, 1998, the Company entered into an Agreement and Plan of Merger with RCN Corporation ("RCN") and RCN's wholly-owned subsidiary, LME Acquisition Corporation ("Merger Sub"), providing for the merger (the "Merger") of Merger Sub with and into the Company, such that immediately following the Merger, the Company will be a wholly-owned subsidiary of RCN.

Pursuant to the agreement, each share of Lancit common stock outstanding at the effective time of the Merger will be converted into the right to receive merger consideration in the form of a fraction of a share of RCN common stock, which fraction of a share would have a value of $1.20 (subject to certain adjustments as set forth in the agreement), based upon the average of the closing prices (last sales) of RCN common stock on The Nasdaq Stock Market for the five trading days preceding the effective date of the Merger. However, if such average is less than $48, the value of the RCN common stock for purposes of the exchange would be fixed at $48, and if such average exceeds $58, such value would be fixed at $58. Consummation of the Merger is subject to customary conditions, including approval by the Company's shareholders and the filing and effectiveness of a registration statement of RCN.

     In connection with the execution and delivery of the agreement, the following agreements were executed by the parties indicated:

     (i) the Voting Agreement, dated as of February 27, 1998, between RCN, Merger Sub, the Company, Cecily Truett, Laurence A. Lancit and The Lancit Children's Trust;

     (ii) the Agreement, dated February 27, 1998, between Susan Solomon, RCN, the Company and Merger Sub;

     (iii)the Consulting Agreement, dated February 27, 1998, between RCN and Susan Solomon;

     (iv) the Waiver, dated February 27, 1998, between Cecily Truett, RCN and the Company; and

     (v) the Waiver, dated February 27, 1998, between Laurence A. Lancit, RCN and the Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

           Not applicable

     (b)  Pro Forma Financial Information

           Not applicable

     (c)  Exhibits

           The following exhibits are filed with this report:

            --------------------------------------------------------

            Exhibit    Description
             Number
            --------------------------------------------------------
            --------------------------------------------------------

               2.1 Agreement and Plan of Merger dated as of February 27, 1998 between RCN Corporation, LME Acquisition Corporation and Lancit Media Entertainment, Ltd.
            --------------------------------------------------------
            --------------------------------------------------------

               99.1    Voting Agreement, dated as of February 27,
                       1998, between RCN Corporation, LME
                       Acquisition Corporation, Lancit Media
                       Entertainment, Ltd., Cecily Truett,
                       Laurence A. Lancit and The Lancit
                       Children's Trust
            --------------------------------------------------------
            --------------------------------------------------------

               99.2 Agreement, dated February 27, 1998, between Susan Solomon, RCN Corporation, Lancit
                       Media Entertainment, Ltd. and LME
                       Acquisition Corporation
            --------------------------------------------------------
            --------------------------------------------------------

               99.3 Consulting Agreement, dated February 27, 1998, between RCN Corporation and Susan Solomon
            --------------------------------------------------------
            --------------------------------------------------------

               99.4 Waiver, dated February 27, 1998, between Cecily Truett, RCN Corporation and Lancit Media Entertainment, Ltd.
            --------------------------------------------------------
            --------------------------------------------------------

               99.5    Waiver, dated February 27, 1998, between
                       Laurence A. Lancit, RCN Corporation and
                       Lancit Media Entertainment, Ltd.
            --------------------------------------------------------


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LANCIT MEDIA ENTERTAINMENT, LTD.


                                    By: /s/ CECILY TRUETT
                                        -----------------------
                                        Cecily Truett
                                        Co-President
Dated:  March 6, 1998

                            EXHIBIT INDEX


           Exhibit Number                      Description

                 2.1 Agreement and Plan of Merger dated as of February 27, 1998 between RCN Corporation, LME Acquisition Corporation and Lancit Media Entertainment, Ltd.

                99.1                Voting Agreement, dated as
                                    of February 27, 1998, between
                                    RCN Corporation, LME
                                    Acquisition Corporation,
                                    Lancit Media Entertainment,
                                    Ltd., Cecily Truett, Laurence
                                    A. Lancit and The Lancit
                                    Children's Trust

                99.2                Agreement, dated February 27,
                                    1998, between Susan Solomon,
                                    RCN Corporation, Lancit Media
                                    Entertainment, Ltd. and LME
                                    Acquisition Corporation

                99.3                Consulting Agreement, dated
                                    February 27, 1998, between
                                    RCN Corporation and Susan
                                    Solomon

                99.4 Waiver, dated February 27, 1998, between Cecily Truett, RCN Corporation and Lancit Media Entertainment, Ltd.

                99.5                Waiver, dated February 27,
                                    1998, between Laurence A.
                                    Lancit, RCN Corporation and
                                    Lancit Media Entertainment,
                                    Ltd.